UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2008

W-H ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Texas	001-31346	76-0281502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2000 West Sam Houston Parkway South Suite 500 Houston, TX	77042
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 974-9071

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 2, 2008, W-H Energy Services, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01     Regulation FD Disclosure.

The information set forth under Item 2.02. Results of Operations and Financial Condition is hereby incorporated into this Item 7.01 by reference. As previously announced, the Company intends to host a conference call at 11:00 a.m., central time, on May 2, 2008 to discuss its financial results for the quarter ended March 31, 2008 as well as its expectations for the second quarter of 2008.

Item 9.01     Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(d)	Exhibits
	Exhibit No.	Description
	99.1	Press Release dated May 2, 2008 (furnished herewith).

Pursuant to General Instruction B.2 of Form 8-K, the information contained herein, including in Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W-H ENERGY SERVICES, INC.

Date:	May 2, 2008	By:	/s/ Ernesto Bautista, III
Ernesto Bautista, III
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 2, 2008